UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 16,  2017 (November 15, 2017)

PACIFIC PREMIER BANCORP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17901 Von Karman Avenue, Suite 1200, Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (949) 864-8000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02                                  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 15, 2017, the Board of Directors (the “Board”) of Pacific Premier Bancorp, Inc. (the “Company”), following an extensive review of evolving executive compensation and corporate governance practices, investor preferences as well as discussions with various stockholders, investors and professional advisors, approved and directed the implementation of several important executive compensation and corporate governance enhancements that the Board believes are in the best interests of the Company and its stockholders.  As part of the executive compensation enhancements, the Board adopted and approved updated executive compensation guidelines (the “Guidelines”) applicable to the Company’s “named executive officers” (as defined pursuant to Regulation S-K under the Securities Act of 1933, as amended) (the “NEOs”).  The Guidelines update the Company’s prior executive compensation guidelines with the intention of further enhancing the link between NEO compensation and Company performance and maintaining the alignment of interests between the NEOs and the Company’s stockholders.

Among other things, the Guidelines require the Company to increase performance-based incentive equity compensation from 25% to 50% of an equity incentive award grant, use a relative total shareholder return performance metric for the performance-based restricted stock unit awards, and remove the retroactive feature in the Company’s restricted stock unit award agreement and provide for a three-year average performance target rather than an annual target for each separate year.  In addition, the Guidelines require that certain future equity incentive awards include a “double-trigger” rather than “single-trigger” accelerated vesting, meaning that the award vests in full if an employee is terminated for “cause” or resigns for “good reason” within 24 months of a change of control.  “Cause,” “good reason” and “change of control” are each defined in the Pacific Premier Bancorp, Inc. Amended and Restated 2012 Long-Term Incentive Plan, as amended (the “2012 Incentive Plan”). The Guidelines also contemplate, and the Board adopted and approved, a clawback policy that provides for the recoupment of certain types of NEO and other senior executive incentive compensation in the event that the incentive compensation was predicated on financial results, performance goals or metrics that were augmented or materially inaccurate as a result of intentional fraud or criminal misconduct.

In order to affect the updated Guidelines, on November 15, 2017, the Board approved a Second Amendment to the 2012 Incentive Plan, as well as conforming amendments to the 2012 Incentive Plan forms of equity incentive award agreements.   The Guidelines, clawback policy, Second Amendment to the 2012 Incentive Plan and conforming amendments to the form of equity incentive award agreements will apply to all applicable incentive compensation awards commencing on January 1, 2018.

The foregoing description of the Second Amendment to the 2012 Incentive Plan and the forms of Restricted Stock Award Agreement (non-NEOs), Restricted Stock Award Agreement (NEOs), Restricted Stock Unit Award Agreement, Incentive Stock Option Award Agreement and Non-Qualified Stock Option Award Agreement, are qualified by reference to the full text of such documents, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.02.

ITEM 7.01                                  REGULATION FD DISCLOSURE.

On November 16, 2017, the Company issued a press release announcing enhancements to the Company’s corporate governance and executive compensation policies described in Items 5.02 and 8.01 of this Current Report on Form 8-K. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Information contained herein, including Exhibit 99.1, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, as amended, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01                                  OTHER EVENTS.

In addition to executive compensation and corporate governance initiatives adopted as described in Item 5.02 above, on November 15, 2017, the Board approved amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), the Company’s Amended and Restated Bylaws (the “Bylaws”), and the Company’s Share Ownership and Insider Trading and Disclosure Policy to effect certain corporate governance changes which the Board believes will enhance the rights of the Company’s stockholders and further align the interests of the Company’s NEOs with the Company’s stockholders.

The changes to the Company’s Certificate of Incorporation and Bylaws, as applicable, include: (i) permitting stockholders holding at least 10% of the Company’s outstanding common stock to call a special meeting of stockholders, subject to applicable law and the requirements set forth in the Bylaws; (ii) allowing stockholders to take actions by written consent without holding a meeting, subject to applicable law and the requirements set forth in the Bylaws; and (iii) changing the required vote of stockholders needed to amend the Certificate of Incorporation and the Bylaws from a supermajority vote of 66 2/3% of the outstanding shares entitled to vote to a simple majority vote of the outstanding shares eligible to vote.  The amendments to the Certificate of Incorporation will be submitted to the Company’s stockholders for approval at the Company’s 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”).  The amendments to the Bylaws will become effective automatically upon, and subject to, approval by the Company’s stockholders of the amendments to the Certificate of Incorporation at the 2018 Annual Meeting.  The Company will file the amendments to the Company’s Certificate of Incorporation and Bylaws in a Current Report on Form 8-K within four (4) business days following their effectiveness.

On November 15, 2017, to further align the interests of the Company’s NEOs with the Company’s stockholders, the Board also approved an amendment to the Company’s Share Ownership and Insider Trading and Disclosure Policy to require that the Company’s Chief Executive Officer (the “CEO”) own an amount of the Company’s common stock valued at five times his base salary, and that each of the Company’s other NEOs own an amount of the Company’s common stock valued at three times their base salary.  The Company’s CEO is already subject to, and compliant with, the ownership requirement.  The other NEOs and any new NEO must satisfy the ownership requirement within five years of the later of November 15, 2017, or the date of their appointment to the applicable position.  The complete text of the Company’s Share Ownership and Insider Trading and Disclosure Policy can be found on the Company’s website at www.ppbi.com under the Investor Relations section. The information contained on, or accessible through, the Company’s website shall not be deemed to be a part of this Current Report on Form 8-K.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibit

No.	Description
10.1	Second Amendment to the Pacific Premier Bancorp, Inc. Amended and Restated 2012 Long-Term Incentive Plan
10.2	Form of Restricted Stock Award Agreement (non-NEOs)
10.3	Form of Restricted Stock Award Agreement (NEOs)
10.4	Form of Restricted Stock Unit Award Agreement
10.5	Form of Incentive Stock Option Award Agreement
10.6	Form of Non-Qualified Stock Option Award Agreement
99.1	Press Release, dated November 16, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated: November 16, 2017	By:	/s/ STEVEN R. GARDNER
Steven R. Gardner
Chairman, President & Chief Executive Officer